Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Investment Trust, and its series, John Hancock Balanced Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Investment Trust, (the “Trust”).

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	141,427,728.5384	52.655%	94.610%
Withhold	8,056,558.5786	3.000%	5.390%
TOTAL	149,484,287.1170	55.655%	100.000%
John G. Vrysen
Affirmative	141,495,137.7080	52.681%	94.656%
Withhold	7,989,149.4090	2.974%	5.344%
TOTAL	149,484,287.1170	55.655%	100.000%
James F. Carlin
Affirmative	141,377,007.2535	52.637%	94.576%
Withhold	8,107,279.8635	3.018%	5.424%
TOTAL	149,484,287.1170	55.655%	100.000%
William H. Cunningham
Affirmative	141,391,771.6227	52.642%	94.586%
Withhold	8,092,515.4943	3.013%	5.414%
TOTAL	149,484,287.1170	55.655%	100.000%
Deborah Jackson
Affirmative	141,429,730.6300	52.656%	94.612%
Withhold	8,054,556.4870	2.999%	5.388%
TOTAL	149,484,287.1170	55.655%	100.000%
Charles L. Ladner
Affirmative	141,254,538.0290	52.591%	94.495%
Withhold	8,229,749.0880	3.064%	5.505%
TOTAL	149,484,287.1170	55.655%	100.000%
Stanley Martin
Affirmative	141,440,829.6673	52.660%	94.619%
Withhold	8,043,457.4497	2.995%	5.381%
TOTAL	149,484,287.1170	55.655%	100.000%
Patti McGill Peterson
Affirmative	141,436,095.3478	52.659%	94.616%
Withhold	8,048,191.7692	2.996%	5.384%
TOTAL	149,484,287.1170	55.655%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	141,365,795.5744	52.632%	94.569%
Withhold	8,118,491.5426	3.023%	5.431%
TOTAL	149,484,287.1170	55.655%	100.000%

Steven R. Pruchansky
Affirmative	141,413,729.5482	52.650%	94.601%
Withhold	8,070,557.5688	3.005%	5.399%
TOTAL	149,484,287.1170	55.655%	100.000%

Gregory A. Russo
Affirmative	141,439,220.2789	52.660%	94.618%
Withhold	8,045,066.8381	2.995%	5.382%
TOTAL	149,484,287.1170	55.655%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Investment Trust, and its series, John Hancock Balanced Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Investment Trust and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5 2009.

2. Approval of a new form of Advisory Agreement between the Trust and John Hancock
Advisers, LLC.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	22,349,565.5896	35.359%	69.612%
Against	970,725.0586	1.536%	3.023%
Abstain	1,325,389.1538	2.097%	4.128%
Broker Non-Votes	7,460,519.0000	11.804%	23.237%
TOTAL	32,106,198.8020	50.796%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3L PASSED ON MAY 5 2009

3.	Approval of the following changes to fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		22,151,348.9479	35.045%	68.994%
Against		1,045,142.6107	1.654%	3.255%
Abstain		1,449,190.2434	2.293%	4.514%
Broker Non-Votes		7,460,517.0000	11.804%	23.237%
TOTAL		32,106,198.8020	50.796%	100.000%

3B. Revise: Diversification
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	22,126,118.4707	35.006%	68.915%
Against	1,057,421.3308	1.673%	3.294%
Abstain	1,462,137.0005	2.313%	4.554%
Broker Non-Votes	7,460,522.0000	11.804%	23.237%
TOTAL	32,106,198.8020	50.796%	100.000%

3C. Revise: Underwriting

Affirmative	22,092,984.1351	34.954%	68.812%
Against	1,058,951.2315	1.675%	3.298%
Abstain	1,493,739.4354	2.363%	4.653%
Broker Non-Votes	7,460,524.0000	11.804%	23.237%
TOTAL	32,106,198.8020	50.796%	100.000%

3D. Revise: Real Estate

Affirmative	21,983,996.1248	34.781%	68.473%
Against	1,137,651.8739	1.800%	3.543%
Abstain	1,524,024.8033	2.411%	4.747%
Broker Non-Votes	7,460,526.0000	11.804%	23.237%
TOTAL	32,106,198.8020	50.796%	100.000%

3E. Revise: Loans

Affirmative	21,943,453.2528	34.717%	68.347%
Against	1,187,103.1197	1.878%	3.697%
Abstain	1,515,118.4295	2.397%	4.719%
Broker Non-Votes	7,460,524.0000	11.804%	23.237%
TOTAL	32,106,198.8020	50.796%	100.000%

3F. Revise: Senior Securities

Affirmative	22,064,682.3736	34.909%	68.724%
Against	1,117,145.0849	1.767%	3.480%
Abstain	1,463,846.3435	2.316%	4.559%
Broker Non-Votes	7,460,525.0000	11.804%	23.237%
TOTAL	32,106,198.8020	50.796%	100.000%

3L. Eliminate: Pledging Assets

Affirmative	21,959,386.6981	34.742%	68.396%
Against	1,182,785.2327	1.871%	3.684%
Abstain	1,503,501.8712	2.379%	4.683%
Broker Non-Votes	7,460,525.0000	11.804%	23.237%
TOTAL	32,106,198.8020	50.796%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to “compensation” plans.

PROPOSAL 4 PASSED FOR ALL CLASSES OF SHARES EXCEPT FOR CLASS B AND CLASS C ON
MAY 5 2009.

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	13,525,300.4081	35.525%	67.113%
Against	927,877.1667	2.437%	4.604%
Abstain	986,406.1592	2.591%	4.895%
Broker Non-Votes	4,713,332.0000	12.380%	23.388%
TOTAL	20,152,915.7340	52.933%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,428,188.5341	38.266%	66.784%
Against	103,181.5557	2.765%	4.825%
Abstain	53,649.9992	1.437%	2.509%
Broker Non-Votes	553,479.0000	14.830%	25.882%
TOTAL	2,138,499.0890	57.298%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	5,013,658.4700	33.232%	65.620%
Against	319,531.9460	2.118%	4.182%
Abstain	291,705.7760	1.934%	3.818%
Broker Non-Votes	2,015,501.0000	13.360%	26.380%
TOTAL	7,640,397.1920	50.644%	100.000%

Class R—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,768.5430	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Votes	.0000	.000%	.000%
TOTAL	1,768.5430	100.000%	100.000%

Class R1—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,770.8470	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Votes	.0000	.000%	.000%
TOTAL	1,770.8470	100.000%	100.000%

Class R2—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,773.1570	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Votes	.0000	.000%	.000%
TOTAL	1,773.1570	100.000%	100.000%

Class R3—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,771.7770	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Votes	.0000	.000%	.000%
TOTAL	1,771.7770	100.000%	100.000%

Class R4—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,774.5460	99.413%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Votes	.0000	.000%	.000%
TOTAL	1,774.5460	99.413%	100.000%

Class R5—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	1,777.3320	100.000%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Votes	.0000	.000%	.000%
TOTAL	1,777.3320	100.000%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5 2009.

5. Proposal adopting a manager of manager structure.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	21,232,622.7480	33.593%	66.132%
Against	2,016,870.1235	3.191%	6.282%
Abstain	1,398,185.9305	2.212%	4.355%
Broker Non-Votes	7,458,520.0000	11.800%	23.231%
TOTAL	32,106,198.8020	50.796%	100.000%

Proposal 6: To revise merger approval requirements for the Trust.

PROPOSAL 6 PASSED ON MAY 5 2009.

6. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	101,949,875.3464	37.958%	68.201%
Against	7,631,351.3404	2.841%	5.105%
Abstain	7,276,751.4292	2.709%	4.868%
Broker Non-Votes	32,626,309.0010	12.147%	21.826%
TOTAL	149,484,287.1170	55.655%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Investment Trust and its series, John Hancock Global Opportunities Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Investment Trust.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	141,427,728.5384	52.655%	94.610%
Withhold	8,056,558.5786	3.000%	5.390%
TOTAL	149,484,287.1170	55.655%	100.000%
John G. Vrysen
Affirmative	141,495,137.7080	52.681%	94.656%
Withhold	7,989,149.4090	2.974%	5.344%
TOTAL	149,484,287.1170	55.655%	100.000%
James F. Carlin
Affirmative	141,377,007.2535	52.637%	94.576%
Withhold	8,107,279.8635	3.018%	5.424%
TOTAL	149,484,287.1170	55.655%	100.000%
William H. Cunningham
Affirmative	141,391,771.6227	52.642%	94.586%
Withhold	8,092,515.4943	3.013%	5.414%
TOTAL	149,484,287.1170	55.655%	100.000%
Deborah Jackson
Affirmative	141,429,730.6300	52.656%	94.612%
Withhold	8,054,556.4870	2.999%	5.388%
TOTAL	149,484,287.1170	55.655%	100.000%
Charles L. Ladner
Affirmative	141,254,538.0290	52.591%	94.495%
Withhold	8,229,749.0880	3.064%	5.505%
TOTAL	149,484,287.1170	55.655%	100.000%
Stanley Martin
Affirmative	141,440,829.6673	52.660%	94.619%
Withhold	8,043,457.4497	2.995%	5.381%
TOTAL	149,484,287.1170	55.655%	100.000%
Patti McGill Peterson
Affirmative	141,436,095.3478	52.659%	94.616%
Withhold	8,048,191.7692	2.996%	5.384%
TOTAL	149,484,287.1170	55.655%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	141,365,795.5744	52.632%	94.569%
Withhold	8,118,491.5426	3.023%	5.431%
TOTAL	149,484,287.1170	55.655%	100.000%

Steven R. Pruchansky
Affirmative	141,413,729.5482	52.650%	94.601%
Withhold	8,070,557.5688	3.005%	5.399%
TOTAL	149,484,287.1170	55.655%	100.000%

Gregory A. Russo
Affirmative	141,439,220.2789	52.660%	94.618%
Withhold	8,045,066.8381	2.995%	5.382%
TOTAL	149,484,287.1170	55.655%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Investment Trust and its series, John Hancock Global Opportunities Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Investment Trust and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock
Advisers, LLC.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	3,104,419.3448	38.558%	67.522%
Against	162,935.5632	2.024%	3.544%
Abstain	145,309.7940	1.805%	3.161%
Broker Non-Votes	1,184,956.0000	14.718%	25.773%
TOTAL	4,597,620.7020	57.105%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

3. Approval of the following changes to fundamental investment restrictions:

PROPOSALS 3A-3D AND 3F PASSED ON MAY 5, 2009. PROPOSAL 3E DID NOT PASS ON
MAY 5, 2009.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3A. Revise: Concentration

Affirmative	3,098,004.4498	38.479%	67.383%
Against	155,447.9492	1.931%	3.381%
Abstain	159,210.3030	1.977%	3.463%
Broker Non-Votes	1,184,958.0000	14.718%	25.773%
TOTAL	4,597,620.7020	57.105%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3B. Revise: Diversification

Affirmative	3,100,793.0158	38.513%	67.444%
Against	153,112.2762	1.902%	3.330%
Abstain	158,756.4100	1.972%	3.453%
Broker Non-Votes	1,184,959.0000	14.718%	25.773%
TOTAL	4,597,620.7020	57.105%	100.000%

3C. Revise: Underwriting

Affirmative	3,093,495.0388	38.423%	67.285%
Against	159,995.6372	1.987%	3.480%
Abstain	159,173.0250	1.977%	3.462%
Broker Non-Votes	1,184,957.0010	14.718%	25.773%
TOTAL	4,597,620.7020	57.105%	100.000%

3D. Revise: Real Estate

Affirmative	3,081,716.6418	38.277%	67.029%
Against	159,354.7772	1.979%	3.466%
Abstain	171,592.2830	2.131%	3.732%
Broker Non-Votes	1,184,957.0000	14.718%	25.773%
TOTAL	4,597,620.7020	57.105%	100.000%

3E. Revise: Loans

Affirmative	3,066,762.4378	38.091%	66.704%
Against	180,012.5282	2.236%	3.915%
Abstain	165,888.7360	2.060%	3.608%
Broker Non-Votes	1,184,957.0000	14.718%	25.773%
TOTAL	4,597,620.7020	57.105%	100.000%

3F. Revise: Senior Securities

Affirmative	3,086,513.7608	38.336%	67.133%
Against	167,321.1742	2.078%	3.639%
Abstain	158,828.7660	1.973%	3.455%
Broker Non-Votes	1,184,957.0010	14.718%	25.773%
TOTAL	4,597,620.7020	57.105%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to “compensation” plans.

PROPOSAL 4 DID NOT PASS FOR ALL CLASSES OF SHARES ON MAY 5, 2009.

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	1,960,904.9574	34.245%	64.018%
Against	155,969.8190	2.724%	5.092%
Abstain	142,837.5046	2.495%	4.663%
Broker Non-Votes	803,342.0000	14.030%	26.227%
TOTAL	3,063,054.2810	53.494%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	138,714.0316	38.916%	50.065%
Against	22,539.8054	6.324%	8.135%
Abstain	3,855.6910	1.082%	1.392%
Broker Non-Votes	111,959.0000	31.411%	40.408%
TOTAL	277,068.5280	77.733%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	353,277.3000	32.941%	52.981%
Against	27,718.0000	2.585%	4.157%
Abstain	23,496.7570	2.191%	3.524%
Broker Non-Votes	262,303.0000	24.458%	39.338%
TOTAL	666,795.0570	62.175%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure.

Affirmative	2,989,376.3218	37.130%	65.020%
Against	263,301.2072	3.270%	5.727%
Abstain	159,983.1730	1.987%	3.480%
Broker Non-Votes	1,184,960.0000	14.718%	25.773%
TOTAL	4,597,620.7020	57.105%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Investment Trust

PROPOSAL 6 PASSED ON MAY 5, 2009.

6. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	101,949,875.3464	37.958%	68.201%
Against	7,631,351.3404	2.841%	5.105%
Abstain	7,276,751.4292	2.709%	4.868%
Broker Non-Votes	32,626,309.0010	12.147%	21.826%
TOTAL	149,484,287.1170	55.655%	100.000%

Special Shareholder Meeting (unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Investment Trust and its series, John Hancock Large Cap Equity Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Investment Trust, (the “Trust”).

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
Present		No. of Shares	Shares

James R. Boyle
Affirmative	141,427,728.5384	52.655%	94.610%
Withhold	8,056,558.5786	3.000%	5.390%
TOTAL	149,484,287.1170	55.655%	100.000%

John G. Vrysen
Affirmative	141,495,137.7080	52.681%	94.656%
Withhold	7,989,149.4090	2.974%	5.344%
TOTAL	149,484,287.1170	55.655%	100.000%

James F. Carlin
Affirmative	141,377,007.2535	52.637%	94.576%
Withhold	8,107,279.8635	3.018%	5.424%
TOTAL	149,484,287.1170	55.655%	100.000%

William H. Cunningham
Affirmative	141,391,771.6227	52.642%	94.586%
Withhold	8,092,515.4943	3.013%	5.414%
TOTAL	149,484,287.1170	55.655%	100.000%

Deborah Jackson
Affirmative	141,429,730.6300	52.656%	94.612%
Withhold	8,054,556.4870	2.999%	5.388%
TOTAL	149,484,287.1170	55.655%	100.000%

Charles L. Ladner
Affirmative	141,254,538.0290	52.591%	94.495%
Withhold	8,229,749.0880	3.064%	5.505%
TOTAL	149,484,287.1170	55.655%	100.000%

Stanley Martin
Affirmative	141,440,829.6673	52.660%	94.619%
Withhold	8,043,457.4497	2.995%	5.381%
TOTAL	149,484,287.1170	55.655%	100.000%

Patti McGill Peterson
Affirmative	141,436,095.3478	52.659%	94.616%
Withhold	8,048,191.7692	2.996%	5.384%
TOTAL	149,484,287.1170	55.655%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	141,365,795.5744	52.632%	94.569%
Withhold	8,118,491.5426	3.023%	5.431%
TOTAL	149,484,287.1170	55.655%	100.000%

Steven R. Pruchansky
Affirmative	141,413,729.5482	52.650%	94.601%
Withhold	8,070,557.5688	3.005%	5.399%
TOTAL	149,484,287.1170	55.655%	100.000%

Gregory A. Russo
Affirmative	141,439,220.2789	52.660%	94.618%
Withhold	8,045,066.8381	2.995%	5.382%
TOTAL	149,484,287.1170	55.655%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Investment Trust and its series, John Hancock Large Cap Equity Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Investment Trust and John Hancock Advisers, LLC.

PROPOSAL 2 DID NOT PASS ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between the Trust and John Hancock
Advisers, LLC.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	32,946,987.3648	32.563%	64.209%
Against	1,508,380.5672	1.491%	2.940%
Abstain	2,252,881.6290	2.227%	4.391%
Broker Non-Votes	14,603,288.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3N DID NOT PASS ON MAY 5, 2009.

3.	Approval of the following changes to fundamental investment restrictions:
			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

3A.	Revise: Concentration
Affirmative		32,668,353.8495	32.288%	63.667%
Against		1,613,858.0143	1.595%	3.145%
Abstain		2,426,041.6972	2.398%	4.728%
Broker Non-Votes		14,603,284.0000	14.433%	28.460%
TOTAL		51,311,537.5610	50.714%	100.000%

3B. Revise: Diversification
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	32,868,917.0781	32.487%	64.058%
Against	1,509,732.1378	1.492%	2.942%
Abstain	2,329,601.3451	2.302%	4.540%
Broker Non-Votes	14,603,287.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

3C. Revise: Underwriting

Affirmative	32,625,032.1190	32.245%	63.583%
Against	1,645,749.9417	1.627%	3.207%
Abstain	2,437,464.5003	2.409%	4.750%
Broker Non-Votes	14,603,291.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

3D. Revise: Real Estate

Affirmative	32,429,357.2863	32.052%	63.201%
Against	1,781,563.9182	1.761%	3.472%
Abstain	2,497,331.3565	2.468%	4.867%
Broker Non-Votes	14,603,285.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

3E. Revise: Loans

Affirmative	32,410,960.7430	32.033%	63.165%
Against	1,844,116.1147	1.823%	3.594%
Abstain	2,453,170.7033	2.425%	4.781%
Broker Non-Votes	14,603,290.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

3F. Revise: Senior Securities

Affirmative	32,582,457.1428	32.203%	63.499%
Against	1,742,084.5990	1.722%	3.395%
Abstain	2,383,706.8192	2.356%	4.646%
Broker Non-Votes	14,603,289.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

3I. Eliminate: Trustee and Officer Ownership

Affirmative	32,430,592.6418	32.053%	63.203%
Against	1,864,015.9240	1.842%	3.633%
Abstain	2,413,642.9952	2.386%	4.704%
Broker Non-Votes	14,603,286.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

3J. Eliminate: Margin Investment; Short Selling

Affirmative	32,596,919.2723	32.217%	63.528%
Against	,789,815.7247	1.769%	3.488%
Abstain	2,321,521.5640	2.295%	4.524%
Broker Non-Votes	14,603,281.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3M. Eliminate: Unseasoned Companies

Affirmative	32,706,629.6408	32.326%	63.742%
Against	1,697,119.8571	1.677%	3.307%
Abstain	2,304,511.0631	2.278%	4.491%
Broker Non-Votes	14,603,277.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

3N. Eliminate: Loans to Trust Officers & Trustees

Affirmative	32,633,346.7374	32.254%	63.599%
Against	1,816,157.1126	1.795%	3.539%
Abstain	2,258,748.7110	2.232%	4.402%
Broker Non-Votes	14,603,285.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to “compensation” plans.

PROPOSAL 4 DID NOT PASS FOR ALL CLASSES OF SHARES ON MAY 5, 2009. (There was no
Quorum for Class C).

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	23,352,680.6266	32.916%	61.446%
Against	1,402,629.8707	1.977%	3.691%
Abstain	2,203,129.8607	3.105%	5.797%
Broker Non-Votes	11,046,674.0000	15.571%	29.066%
TOTAL	38,005,114.3580	53.569%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	2,488,103.7697	41.568%	66.888%
Against	184,878.6637	3.089%	4.970%
Abstain	96,917.4146	1.619%	2.605%
Broker Non-Votes	949,925.0000	15.870%	25.537%
TOTAL	3,719,824.8480	62.146%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	3,823,884.5820	25.132%	58.723%
Against	265,190.9787	1.743%	4.073%
Abstain	289,765.2863	1.904%	4.450%
Broker Non-Votes	2,132,853.0000	14.018%	32.754%
TOTAL	6,511,693.8470	42.797%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	30,453,395.7859	30.099%	59.350%
Against	3,747,900.1310	3.704%	7.304%
Abstain	2,506,952.6441	2.478%	4.886%
Broker Non-Votes	14,603,289.0000	14.433%	28.460%
TOTAL	51,311,537.5610	50.714%	100.000%

Proposal 6: To revise merger approval requirements for the Trust.

PROPOSAL 6 PASSED ON MAY 5, 2009.

6. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	101,949,875.3464	37.958%	68.201%
Against	7,631,351.3404	2.841%	5.105%
Abstain	7,276,751.4292	2.709%	4.868%
Broker Non-Votes	32,626,309.0010	12.147%	21.826%
TOTAL	149,484,287.1170	55.655%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Investment Trust and its series, John Hancock Small Cap Intrinsic Value Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Investment Trust.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	141,427,728.5384	52.655%	94.610%
Withhold	8,056,558.5786	3.000%	5.390%
TOTAL	149,484,287.1170	55.655%	100.000%
John G. Vrysen
Affirmative	141,495,137.7080	52.681%	94.656%
Withhold	7,989,149.4090	2.974%	5.344%
TOTAL	149,484,287.1170	55.655%	100.000%
James F. Carlin
Affirmative	141,377,007.2535	52.637%	94.576%
Withhold	8,107,279.8635	3.018%	5.424%
TOTAL	149,484,287.1170	55.655%	100.000%
William H. Cunningham
Affirmative	141,391,771.6227	52.642%	94.586%
Withhold	8,092,515.4943	3.013%	5.414%
TOTAL	149,484,287.1170	55.655%	100.000%
Deborah Jackson
Affirmative	141,429,730.6300	52.656%	94.612%
Withhold	8,054,556.4870	2.999%	5.388%
TOTAL	149,484,287.1170	55.655%	100.000%
Charles L. Ladner
Affirmative	141,254,538.0290	52.591%	94.495%
Withhold	8,229,749.0880	3.064%	5.505%
TOTAL	149,484,287.1170	55.655%	100.000%
Stanley Martin
Affirmative	141,440,829.6673	52.660%	94.619%
Withhold	8,043,457.4497	2.995%	5.381%
TOTAL	149,484,287.1170	55.655%	100.000%
Patti McGill Peterson
Affirmative	141,436,095.3478	52.659%	94.616%
Withhold	8,048,191.7692	2.996%	5.384%
TOTAL	149,484,287.1170	55.655%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	141,365,795.5744	52.632%	94.569%
Withhold	8,118,491.5426	3.023%	5.431%
TOTAL	149,484,287.1170	55.655%	100.000%

Steven R. Pruchansky
Affirmative	141,413,729.5482	52.650%	94.601%
Withhold	8,070,557.5688	3.005%	5.399%
TOTAL	149,484,287.1170	55.655%	100.000%

Gregory A. Russo
Affirmative	141,439,220.2789	52.660%	94.618%
Withhold	8,045,066.8381	2.995%	5.382%
TOTAL	149,484,287.1170	55.655%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Investment Trust and its series, John Hancock Small Cap Intrinsic Value Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Investment Trust and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock
Advisers, LLC.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	16,594,479.2243	55.865%	78.918%
Against	756,598.7680	2.547%	3.598%
Abstain	891,273.3787	3.000%	4.239%
Broker Non-Votes	2,784,970.0010	9.376%	13.245%
TOTAL	21,027,321.3720	70.788%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F PASSED ON MAY 5, 2009.

3.	Approval of the following changes to fundamental investment restrictions:

3A.	Revise: Concentration
Affirmative		16,643,023.8753	56.028%	79.149%
Against		808,269.3320	2.721%	3.844%
Abstain		791,061.1647	2.663%	3.762%
Broker Non-Votes		2,784,967.0000	9.376%	13.245%
TOTAL		21,027,321.3720	70.788%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3B. Revise: Diversification

Affirmative	16,639,224.0663	56.015%	79.131%
Against	798,861.4380	2.689%	3.799%
Abstain	804,267.8667	2.708%	3.825%
Broker Non-Votes	2,784,968.0010	9.376%	13.245%
TOTAL	21,027,321.3720	70.788%	100.000%

3C. Revise: Underwriting

Affirmative	16,592,552.6293	55.858%	78.909%
Against	835,357.6130	2.812%	3.973%
Abstain	814,442.1297	2.742%	3.873%
Broker Non-Votes	2,784,969.0000	9.376%	13.245%
TOTAL	21,027,321.3720	70.788%	100.000%

3D. Revise: Real Estate

Affirmative	16,630,780.3367	55.987%	79.091%
Against	889,347.2790	2.994%	4.229%
Abstain	722,226.7563	2.431%	3.435%
Broker Non-Votes	2,784,967.0000	9.376%	13.245%
TOTAL	21,027,321.3720	70.788%	100.000%

3E. Revise: Loans

Affirmative	16,570,241.5833	55.782%	78.803%
Against	837,264.3780	2.819%	3.982%
Abstain	834,848.4107	2.811%	3.970%
Broker Non-Votes	2,784,967.0000	9.376%	13.245%
TOTAL	21,027,321.3720	70.788%	100.000%

3F. Revise: Senior Securities

Affirmative	16,497,871.6633	55.540%	78.459%
Against	901,052.3550	3.033%	4.285%
Abstain	843,431.3527	2.839%	4.011%
Broker Non-Votes	2,784,966.0010	9.376%	13.245%
TOTAL	21,027,321.3720	70.788%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to “compensation” plans.

PROPOSAL 4 DID NOT PASS FOR ALL CLASSES OF SHARES ON MAY 5, 2009. (There was no
Quorum for Class A shares).

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	3,369,816.6182	26.820%	59.271%
Against	276,925.6421	2.204%	4.871%
Abstain	204,981.1087	1.631%	3.605%
Broker Non-Votes	1,833,731.0000	14.595%	32.253%
TOTAL	5,685,454.3690	45.250%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	175,825.0780	34.267%	48.467%
Against	7,330.0000	1.429%	2.021%
Abstain	6,406.8440	1.249%	1.766%
Broker Non-Votes	73,209.0000	33.758%	47.746%
TOTAL	362,770.9220	70.703%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	709,815.5540	27.168%	46.788%
Against	43,339.0000	1.659%	2.857%
Abstain	57,365.6970	2.196%	3.781%
Broker Non-Votes	706,558.0000	27.045%	46.574%
TOTAL	1,517,078.2510	58.068%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 DID NOT PASS ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure.
Affirmative	12,643,107.2083	42.562%	60.127%
Against	4,712,631.2160	15.865%	22.412%
Abstain	886,614.9477	2.985%	4.216%
Broker Non-Votes	2,784,968.0000	9.376%	13.245%
TOTAL	21,027,321.3720	70.788%	100.000%

Proposal 6: To revise merger approval requirements for John Hancock Investment Trust

PROPOSAL 6 PASSED ON MAY 5, 2009.

6. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	101,949,875.3464	37.958%	68.201%
Against	7,631,351.3404	2.841%	5.105%
Abstain	7,276,751.4292	2.709%	4.868%
Broker Non-Votes	32,626,309.0010	12.147%	21.826%
TOTAL	149,484,287.1170	55.655%	100.000%

Special Shareholder Meeting (Unaudited)

On April 16, 2009, a Special Meeting of the Shareholders of John Hancock Investment Trust and its series, John Hancock Sovereign Investors Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 1: Election of eleven Trustees as members of the Board of Trustees of John Hancock Investment Trust.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON APRIL 16, 2009.

1. Election of eleven Trustees as members of the Board of Trustees of the Trust:
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
James R. Boyle
Affirmative	141,427,728.5384	52.655%	94.610%
Withhold	8,056,558.5786	3.000%	5.390%
TOTAL	149,484,287.1170	55.655%	100.000%
John G. Vrysen
Affirmative	141,495,137.7080	52.681%	94.656%
Withhold	7,989,149.4090	2.974%	5.344%
TOTAL	149,484,287.1170	55.655%	100.000%
James F. Carlin
Affirmative	141,377,007.2535	52.637%	94.576%
Withhold	8,107,279.8635	3.018%	5.424%
TOTAL	149,484,287.1170	55.655%	100.000%
William H. Cunningham
Affirmative	141,391,771.6227	52.642%	94.586%
Withhold	8,092,515.4943	3.013%	5.414%
TOTAL	149,484,287.1170	55.655%	100.000%
Deborah Jackson
Affirmative	141,429,730.6300	52.656%	94.612%
Withhold	8,054,556.4870	2.999%	5.388%
TOTAL	149,484,287.1170	55.655%	100.000%
Charles L. Ladner
Affirmative	141,254,538.0290	52.591%	94.495%
Withhold	8,229,749.0880	3.064%	5.505%
TOTAL	149,484,287.1170	55.655%	100.000%
Stanley Martin
Affirmative	141,440,829.6673	52.660%	94.619%
Withhold	8,043,457.4497	2.995%	5.381%
TOTAL	149,484,287.1170	55.655%	100.000%
Patti McGill Peterson
Affirmative	141,436,095.3478	52.659%	94.616%
Withhold	8,048,191.7692	2.996%	5.384%
TOTAL	149,484,287.1170	55.655%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

John A. Moore
Affirmative	141,365,795.5744	52.632%	94.569%
Withhold	8,118,491.5426	3.023%	5.431%
TOTAL	149,484,287.1170	55.655%	100.000%

Steven R. Pruchansky
Affirmative	141,413,729.5482	52.650%	94.601%
Withhold	8,070,557.5688	3.005%	5.399%
TOTAL	149,484,287.1170	55.655%	100.000%

Gregory A. Russo
Affirmative	141,439,220.2789	52.660%	94.618%
Withhold	8,045,066.8381	2.995%	5.382%
TOTAL	149,484,287.1170	55.655%	100.000%

On May 5, 2009, an adjourned session of a Special Meeting of the Shareholders of John Hancock Investment Trust and its series, John Hancock Sovereign Investors Fund, was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting on:

Proposal 2: To approve a new form of Advisory Agreement between John Hancock Investment Trust and John Hancock Advisers, LLC.

PROPOSAL 2 PASSED ON MAY 5, 2009.

2. Approval of a new form of Advisory Agreement between each Trust and John Hancock
Advisers, LLC.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	21,164,036.9322	49.717%	76.219%
Against	1,085,993.0744	2.551%	3.911%
Abstain	1,665,782.9224	3.913%	5.999%
Broker Non-Votes	3,851,460.0000	9.047%	13.871%
TOTAL	27,767,272.9290	65.228%	100.000%

Proposal 3: To approve the following changes to fundamental investment restrictions:

PROPOSALS 3A-3F PASSED ON MAY 5, 2009.

3A. Revise: Concentration
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	20,862,731.8452	49.009%	75.135%
Against	1,119,408.5691	2.630%	4.031%
Abstain	1,933,675.5147	4.542%	6.964%
Broker Non-Votes	3,851,457.0000	9.047%	13.870%
TOTAL	27,767,272.9290	65.228%	100.000%

3B. Revise: Diversification
Affirmative	21,041,928.9869	49.430%	75.779%
Against	1,027,603.4476	2.414%	3.701%
Abstain	1,846,281.4945	4.337%	6.649%
Broker Non-Votes	3,851,459.0000	9.047%	13.871%
TOTAL	27,767,272.9290	65.228%	100.000%

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

3C. Revise: Underwriting

Affirmative	20,917,230.2639	49.137%	75.331%
Against	1,058,620.0572	2.487%	3.812%
Abstain	1,939,964.6079	4.557%	6.987%
Broker Non-Votes	3,851,458.0000	9.047%	13.870%
TOTAL	27,767,272.9290	65.228%	100.000%

3D. Revise: Real Estate

Affirmative	20,723,924.9287	48.683%	74.634%
Against	1,266,113.1140	2.974%	4.560%
Abstain	1,925,773.8863	4.524%	6.935%
Broker Non-Votes	3,851,461.0000	9.047%	13.871%
TOTAL	27,767,272.9290	65.228%	100.000%

3E. Revise: Loans

Affirmative	20,726,852.5779	48.690%	74.644%
Against	1,231,954.0981	2.894%	4.437%
Abstain	1,957,006.2530	4.597%	7.048%
Broker Non-Votes	3,851,460.0000	9.047%	13.871%
TOTAL	27,767,272.9290	65.228%	100.000%

3F. Revise: Senior Securities

Affirmative	20,828,008.2490	48.928%	75.008%
Against	1,201,942.1009	2.823%	4.329%
Abstain	1,885,862.5791	4.430%	6.792%
Broker Non-Votes	3,851,460.0000	9.047%	13.871%
TOTAL	27,767,272.9290	65.228%	100.000%

Proposal 4: To approve amendments changing Rule 12b-1 Plans for certain classes of the Fund from “reimbursement” to “compensation” plans.

PROPOSAL 4 PASSED FOR ALL CLASSES OF SHARES ON MAY 5, 2009.

Class A—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

Affirmative	17,433,429.0843	46.621%	73.033%
Against	1,343,563.0314	3.593%	5.629%
Abstain	1,831,235.2623	4.897%	7.671%
Broker Non-Votes	3,262,426.0000	8.725%	13.667%
TOTAL	23,870,653.3780	63.836%	100.000%

Class B—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	1,688,229.5212	54.883%	78.214%
Against	106,945.8979	3.477%	4.955%
Abstain	81,272.3479	2.642%	3.765%
Broker Non-Votes	282,034.0000	9.169%	13.066%
TOTAL	2,158,481.7670	70.171%	100.000%

Class C—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	306,207.1591	38.445%	68.967%
Against	22,694.0530	2.849%	5.111%
Abstain	23,436.2219	2.943%	5.279%
Broker Non-Votes	91,651.0000	11.507%	20.643%
TOTAL	443,988.4340	55.744%	100.000%

Class R1—

4. Approval of amendments changing Rule 12b-1 Plans for certain classes of the Funds from
“reimbursement” to “compensation” Plans (All Fund Classes except Classes I and NAV).
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	6,115.2290	69.464%	100.000%
Against	.0000	.000%	.000%
Abstain	.0000	.000%	.000%
Broker Non-Votes	.0000	.000%	.000%
TOTAL	6,115.2290	69.464%	100.000%

Proposal 5: To adopt a manager of manager structure.

PROPOSAL 5 PASSED ON MAY 5, 2009.

5. Proposal adopting a manager of manager structure.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	20,453,349.9189	48.048%	73.660%
Against	1,562,510.9529	3.670%	5.627%
Abstain	1,899,952.0572	4.463%	6.842%
Broker Non-Votes	3,851,460.0000	9.047%	13.871%
TOTAL	27,767,272.9290	65.228%	100.000%

Proposal 6: To revise merger approval requirements for the Trust.

PROPOSAL 6 PASSED ON MAY 5, 2009.

6. Revision to merger approval requirements.
		% of Outstanding	% of Shares
	No. of Shares	Shares	Present
Affirmative	101,949,875.3464	37.958%	68.201%
Against	7,631,351.3404	2.841%	5.105%
Abstain	7,276,751.4292	2.709%	4.868%
Broker Non-Votes	32,626,309.0010	12.147%	21.826%
TOTAL	149,484,287.1170	55.655%	100.000%